Exhibit 99.2

Draft    11/3/2010

SUPPLEMENTAL SCHEDULES THIRD QUARTER 2010

Protective

Doing the right thing is smart business.®

Draft    11/3/2010

Quarterly Financial Highlights

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

Pre-tax Operating Income (Loss) *

Life Marketing	$26,544	$31,593	$40,678	$35,755	$30,868	$106,233	$107,301
Acquisitions	33,061	32,037	31,369	30,190	27,866	101,723	89,425
Annuities	16,075	19,647	18,187	605	22,704	36,995	41,496
Stable Value Products	14,339	10,441	11,027	10,979	8,339	51,522	30,345
Asset Protection	5,731	6,562	13,067	6,616	5,154	16,667	24,837
Corporate & Other	(22,826)	104,405	(16,132)	377	405	(22,425)	(15,350)
Total Pre-tax Operating Income	$72,924	$204,685	$98,196	$84,522	$95,336	$290,715	$278,054

Balance Sheet Data

Total GAAP Assets	$41,787,606	$42,311,587	$43,617,727	$44,576,236	$45,932,314
Total Protective Life Corporation’s Shareowners’ Equity	$2,302,799	$2,478,821	$2,821,033	$3,085,599	$3,571,392
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss))**	$2,678,271	$2,799,990	$2,876,749	$2,908,109	$2,969,428

Stock Data

Closing Price	$21.42	$16.55	$21.99	$21.39	$21.76
Average Shares Outstanding
Basic	86,481,240	86,491,754	86,500,199	86,562,379	86,603,569	78,465,685	86,555,761
Diluted	87,372,659	87,459,899	87,551,386	87,666,035	87,701,592	79,156,305	87,640,221

* “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure.  “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

** “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft    11/3/2010

Financial Strength Ratings as of September 30, 2010

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft    11/3/2010

GAAP Consolidated Statements of Income

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$652,497	$698,061	$628,772	$679,241	$640,265	$1,991,638	$1,948,278
Reinsurance Ceded	(351,664)	(422,865)	(305,829)	(379,729)	(334,040)	(1,104,188)	(1,019,598)
Net Premiums and Policy Fees	300,833	275,196	322,943	299,512	306,225	887,450	928,680
Net investment income	409,956	402,251	411,997	422,500	429,548	1,262,785	1,264,045
RIGL - Derivatives	(195,540)	23,145	(23,072)	(119,888)	(94,034)	(201,098)	(236,994)
RIGL - All Other Investments	165,576	8,662	47,899	67,704	110,787	291,532	226,390

OTTI losses	(14,873)	(46,706)	(21,856)	(36,683)	(12,898)	(181,064)	(71,437)
OTTI losses/(gains) recognized in OCI (before taxes)	(16,095)	28,426	9,987	19,885	5,283	19,299	35,155
Net OTTI losses recognized in earnings	(30,968)	(18,280)	(11,869)	(16,798)	(7,615)	(161,765)	(36,282)
Other income	41,222	178,677	43,872	59,072	58,190	119,471	161,134
Total Revenues	691,079	869,651	791,770	712,102	803,101	2,198,375	2,306,973

BENEFITS & EXPENSES
Benefits and settlement expenses	521,218	474,254	507,295	525,371	549,567	1,503,725	1,582,233
Amortization of deferred policy acquisition costs and value of businesses acquired	47,240	94,732	81,289	23,086	42,386	250,837	146,761
Other operating expenses	54,459	62,832	66,680	61,084	65,213	150,777	192,977
Interest expense - subsidiaries	9,615	2,469	2,158	5,183	6,073	28,388	13,414
Interest expense - holding company - other debt	7,510	23,195	23,671	23,517	23,463	22,436	70,651
Interest expense - holding company - hybrid securities	9,401	9,401	9,401	9,401	9,402	28,202	28,204
Total Benefits and Expenses	649,443	666,883	690,494	647,642	696,104	1,984,365	2,034,240

INCOME BEFORE INCOME TAX	41,636	202,768	101,276	64,460	106,997	214,010	272,733
Income tax expense	14,051	71,757	31,570	23,216	36,626	73,533	91,412
NET INCOME	27,585	131,011	69,706	41,244	70,371	140,477	181,321
Less: Net Income (loss) attributable to noncontrolling interests	—	—	(73)	(127)	(77)	—	(277)
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$27,585	$131,011	$69,779	$41,371	$70,448	$140,477	$181,598

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.55	$1.51	$0.78	$0.62	$0.71
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(1.24)	0.03	(0.24)	(0.52)	(0.67)
RIGL - All Other Investments	1.01	(0.04)	0.26	0.37	0.76
Net income available to PLC’s common shareowners-diluted	$0.32	$1.50	$0.80	$0.47	$0.80
Average shares outstanding-diluted	87,372,659	87,459,899	87,551,386	87,666,035	87,701,592
Dividends paid	$0.12	$0.12	$0.12	$0.14	$0.14

PER SHARE DATA FOR YTD
Operating income-diluted *	$2.40	$3.97	$0.78	$1.39	$2.11
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(1.71)	(1.63)	(0.24)	(0.77)	(1.43)
RIGL - All Other Investments	1.08	1.00	0.26	0.65	1.39
Net income available to PLC’s common shareowners-diluted	$1.77	$3.34	$0.80	$1.27	$2.07
Average shares outstanding-diluted	79,156,305	81,249,265	87,551,386	87,609,027	87,640,221
Dividends paid	$0.36	$0.48	$0.12	$0.26	$0.40

* “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft    11/3/2010

GAAP Consolidated Balance Sheets

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2009	2009	2010	2010	2010
ASSETS

Fixed maturities	$22,560,159	$22,830,427	$23,203,026	$23,687,528	$24,838,626
Equity securities	270,057	275,497	280,703	308,951	335,151
Mortgage loans	3,849,349	3,877,087	4,861,699	4,905,276	4,884,102
Investment real estate	19,651	25,188	25,068	22,431	24,669
Policy loans	788,402	794,276	783,580	775,105	767,214
Other long-term investments	232,927	204,754	198,014	182,075	256,093
Long-term investments	27,720,545	28,007,229	29,352,090	29,881,366	31,105,855
Short-term investments	1,076,621	1,049,609	647,952	972,804	483,698
Total investments	28,797,166	29,056,838	30,000,042	30,854,170	31,589,553
Cash	225,302	205,325	202,934	156,524	151,340
Accrued investment income	283,559	285,350	308,779	303,916	320,668
Accounts and premiums receivable	113,847	56,216	49,941	38,817	65,948
Reinsurance receivable	5,336,371	5,333,401	5,445,109	5,553,385	5,563,824
Deferred policy acquisition costs and value of businesses acquired	3,660,267	3,663,350	3,634,057	3,671,153	3,642,484
Goodwill	118,630	117,856	117,081	116,307	115,532
Property and equipment, net	38,031	37,037	36,909	37,831	37,722
Other assets	172,002	176,303	168,274	188,862	207,198
Current/Deferred income tax	47,358	115,447	14,225	43,609	2,438
Assets related to separate accounts
Variable annuity	2,694,715	2,948,457	3,306,242	3,307,239	3,899,308
Variable universal life	300,358	316,007	334,134	304,423	336,299

TOTAL ASSETS	$41,787,606	$42,311,587	$43,617,727	$44,576,236	$45,932,314

Draft    11/3/2010

GAAP Consolidated Balance Sheets - Continued

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2009	2009	2010	2010	2010

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$17,220,814	$17,327,279	$17,456,391	$17,679,905	$17,824,414
Unearned premiums	1,231,165	1,220,988	1,220,255	1,258,161	1,305,092
Stable value product deposits	3,863,329	3,581,150	3,453,950	3,487,963	3,105,822
Annuity deposits	9,726,082	9,911,040	10,035,799	10,309,546	10,451,322
Other policyholders’ funds	491,216	515,078	534,740	551,860	577,275
Other liabilities	852,449	715,110	907,330	1,059,034	1,115,755
Mortgage loan backed certificates	—	—	110,679	85,873	74,324
Deferred income taxes	400,084	553,062	718,070	891,177	1,113,532
Non-recourse funding obligations	1,375,000	575,000	575,000	556,600	548,000
Debt	804,852	1,644,852	1,619,852	1,474,852	1,485,852
Subordinated Debt Securities	524,743	524,743	524,743	524,743	524,743
Liabilities related to separate accounts
Variable annuity	2,694,715	2,948,457	3,306,242	3,307,239	3,899,308
Variable universal life	300,358	316,007	334,134	304,423	336,299
TOTAL LIABILITIES	39,484,807	39,832,766	40,797,185	41,491,376	42,361,738

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	575,915	576,887	579,915	581,646	584,865
Treasury stock	(25,936)	(25,929)	(25,997)	(25,745)	(26,101)
Retained earnings	2,083,904	2,204,644	2,278,443	2,307,820	2,366,276
Accumulated other comprehensive income (loss)	(375,472)	(321,169)	(55,716)	177,490	601,964
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	2,302,799	2,478,821	2,821,033	3,085,599	3,571,392
Noncontrolling interest	—	—	(491)	(739)	(816)
TOTAL EQUITY	2,302,799	2,478,821	2,820,542	3,084,860	3,570,576
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$41,787,606	$42,311,587	$43,617,727	$44,576,236	$45,932,314

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$26.91	$28.96	$32.96	$36.02	$41.69
Less: Accumulated other comprehensive income (loss)	(4.39)	(3.76)	(0.65)	2.07	7.03
Excluding accumulated other comprehensive income (loss)*	$31.30	$32.72	$33.61	$33.95	$34.66

Total Protective Life Corporation’s Shareowners’ Equity	$2,302,799	$2,478,821	$2,821,033	$3,085,599	$3,571,392
Less: Accumulated other comprehensive income (loss)	(375,472)	(321,169)	(55,716)	177,490	601,964
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) *	$2,678,271	$2,799,990	$2,876,749	$2,908,109	$2,969,428

Common shares outstanding	85,579,870	85,580,803	85,601,358	85,662,191	85,664,518
Treasury Stock shares	3,197,090	3,196,157	3,175,602	3,114,769	3,112,442

* “Total Protective Life Corporation’s Shareowners’ equity” excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft    11/3/2010

Calculation of Operating Earnings Per Share

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$27,585	$131,011	$69,779	$41,371	$70,448	$140,477	$181,598

Average shares outstanding-basic	86,481,240	86,491,754	86,500,199	86,562,379	86,603,569	78,465,685	86,555,761
Average shares outstanding-diluted	87,372,659	87,459,899	87,551,386	87,666,035	87,701,592	79,156,305	87,640,221

Net income available to PLC’s common shareowners per share-basic	$0.32	$1.51	$0.81	$0.48	$0.81	$1.79	$2.10
Net income available to PLC’s common shareowners per share-diluted	$0.32	$1.50	$0.80	$0.47	$0.80	$1.77	$2.07

Income from continuing operations	$27,585	$131,011	$69,779	$41,371	$70,448	$140,477	$181,598

EPS (basic)	$0.32	$1.51	$0.81	$0.48	$0.81	$1.79	$2.10
EPS (diluted)	$0.32	$1.50	$0.80	$0.47	$0.80	$1.77	$2.07

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(195,540)	$23,145	$(23,072)	$(119,888)	$(94,034)	$(201,098)	$(236,994)
Derivative Gains related to Corporate Debt and Investments	—	—	(42)	(42)	(42)	(3,401)	(126)
Derivative Gains related to Annuities	28,864	(19,003)	(9,549)	49,417	4,248	(3,617)	44,116
RIGL - All Other Investments	134,608	(9,618)	36,030	50,906	103,172	129,767	190,108
Related amortization of DAC & VOBA	780	3,559	(214)	(328)	(1,606)	1,644	(2,148)
	(31,288)	(1,917)	3,153	(19,935)	11,738	(76,705)	(5,044)
Tax effect	10,951	671	(1,104)	$6,977	(4,108)	26,847	1,765
	$(20,337)	$(1,246)	$2,049	$(12,958)	$7,630	$(49,858)	$(3,279)

RIGL - Derivatives per share-diluted	$(1.24)	$0.03	$(0.24)	$(0.52)	$(0.67)	$(1.71)	$(1.43)
RIGL - All Other Investments per share-diluted	$1.01	$(0.04)	$0.26	$0.37	$0.76	$1.08	$1.39

OPERATING INCOME PER SHARE *

Net income available to PLC’s common shareowners per share-diluted	$0.32	$1.50	$0.80	$0.47	$0.80	$1.77	$2.07
RIGL - Derivatives per share-diluted	(1.24)	0.03	(0.24)	(0.52)	(0.67)	(1.71)	(1.43)
RIGL - All Other Investments -diluted	1.01	(0.04)	0.26	0.37	0.76	1.08	1.39
Operating income per share-diluted	$0.55	$1.51	$0.78	$0.62	$0.71	$2.40	$2.11

NET OPERATING INCOME *

Net income available to PLC’s common shareowners	$27,585	$131,011	$69,779	$41,371	$70,448	$140,477	$181,598
Less: RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(108,339)	2,692	(21,231)	(45,833)	(58,388)	(135,275)	(125,452)
Less: RIGL - All Other Investments net of tax and amortization	88,002	(3,938)	23,280	32,877	66,018	85,417	122,175
Net operating income	$47,922	$132,257	$67,730	$54,327	$62,818	$190,335	$184,875

PRE-TAX OPERATING INCOME **

Income before income tax and discontinued operations	$41,636	$202,768	$101,275	$64,461	$106,997	$214,010	$272,733
Less: RIGL - Derivatives	(195,540)	23,145	(23,072)	(119,888)	(94,034)	(201,098)	(236,994)
Less: Derivative gains related to corporate debt, investments & annuities	28,864	(19,003)	(9,591)	49,375	4,206	(7,018)	43,990
Less: RIGL - All Other Investments	134,608	(9,618)	36,030	50,906	103,172	129,767	190,108
Less: Related amortization of DAC & VOBA	780	3,559	(214)	(328)	(1,606)	1,644	(2,148)
Less: Minority Interest	—	—	(74)	(126)	(77)	—	(277)
Pre-tax operating income	$72,924	$204,685	$98,196	$84,522	$95,336	$290,715	$278,054

* “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures.  “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

** “Pre-tax Operating Income” is a non-GAAP financial measure.  “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft    11/3/2010

Invested Asset Summary

(Dollars In Millions)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2009	2009	2010	2010	2010

Total Portfolio

Fixed Maturities	$22,560.2	$22,830.4	$23,203.0	$23,687.5	$24,838.6	79%
Mortgage Loans	3,849.3	3,877.1	4,861.7	4,905.3	4,884.1	15%
Investment Real Estate	19.7	25.2	25.1	22.4	24.7	0%
Equity Securities	270.1	275.5	280.7	309.0	335.2	1%
Policy Loans	788.4	794.3	783.6	775.1	767.2	2%
Short-Term Investments	1,076.6	1,049.6	647.9	972.8	483.7	2%
Other Long-Term Investments	232.9	204.7	198.0	182.1	256.1	1%
Total Invested Assets	$28,797.2	$29,056.8	$30,000.0	$30,854.2	$31,589.6	100%

Draft    11/3/2010

Invested Asset Summary - Fixed Income

(Dollars In Millions)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2009	2009	2010	2010	2010

Fixed Income

Corporate Bonds	$14,419.5	$14,847.8	$15,724.6	$15,950.7	$17,255.7	69%
Residential Mortgage-Backed Securities	4,153.7	3,917.5	3,720.4	3,511.4	3,363.0	14%
Commercial Mortgage-Backed Securities	1,108.5	1,124.3	270.9	297.0	312.2	1%
Other Asset-Backed Securities	1,176.9	1,120.8	959.2	951.6	877.2	4%
U.S. Government-related Securities	889.4	811.3	1,579.4	1,824.2	1,718.5	7%
Other Government-related Securities	538.5	608.5	307.1	368.8	362.0	1%
States, Municipals and Political Subdivisions	273.7	400.2	641.4	783.8	950.0	4%
Total Fixed Income Portfolio	$22,560.2	$22,830.4	$23,203.0	$23,687.5	$24,838.6	100%

Fixed Income - Quality

AAA	22.5%	19.9%	14.7%	14.7%	13.3%
AA	6.1%	4.9%	4.0%	4.6%	4.7%
A	20.1%	18.7%	21.9%	21.6%	21.8%
BBB	38.3%	42.9%	45.6%	45.1%	46.6%
Below investment grade	13.0%	13.6%	13.8%	14.0%	13.6%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note:  Prior periods restated to be consistent with current quarter presentation.

Draft    11/3/2010

Invested Asset Summary - Mortgages

(Dollars In Millions)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2009	2009	2010	2010	2010

Mortgage Loans - Type

Retail	64.7%	64.5%	66.4%	66.3%	66.3%
Apartments	10.5%	11.3%	10.9%	11.6%	12.2%
Office Buildings	14.6%	14.4%	13.3%	13.0%	12.9%
Warehouses	7.8%	7.4%	7.4%	7.1%	7.2%
Miscellaneous	2.4%	2.4%	2.0%	2.0%	1.4%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$14.3	$5.9	$23.8	$21.0	$—
90 Days Past Due	7.1	6.5	21.4	8.2	16.5
Renegotiated Loans	—	—	—	35.7	35.7
Foreclosed Real Estate	5.0	10.7	—	0.7	3.3
	$26.4	$23.1	$45.2	$65.6	$55.5 (1)

(1)  Includes $35.7 million of loans being restructured under the terms of a pooling and servicing agreement.

Draft    11/3/2010

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2009	2009	2010	2010	2010

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$23.9	$21.6	$19.6	$17.4	$14.8
AA	16.3	6.2	6.3	6.4	1.3
A	88.8	43.2	23.8	12.6	—
BBB	132.2	120.3	82.8	65.0	47.5
Below investment grade	61.2	81.3	84.8	80.0	69.3
Total	$322.4	$272.6	$217.3	$181.4	$132.9

Modco Trading Portfolio

Rating
AAA	$838.2	$834.7	$711.9	$725.3	$729.7
AA	166.0	73.2	117.2	133.7	182.0
A	568.7	544.1	642.8	759.8	805.2
BBB	872.5	950.3	969.9	978.2	996.3
Below investment grade	351.2	281.5	291.6	275.8	292.7
Short-term investments	242.7	250.8	236.5	130.5	71.5
Total	$3,039.3	$2,934.6	$2,969.9	$3,003.3	$3,077.4

Draft    11/3/2010

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of September 30, 2010:

(Dollars In Millions)

(Unaudited)

	2006 and
	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$6.2	$—	$—	$—	$—	$6.2
A	4.3	—	—	—	—	4.3
BBB	1.0	—	—	—	—	1.0
Below investment grade	256.1	145.5	—	—	—	401.6
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$267.6	$145.5	$—	$—	$—	$413.1

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(0.1)	$—	$—	$—	$—	$(0.1)
A	0.7	—	—	—	—	0.7
BBB	(1.0)	—	—	—	—	(1.0)
Below investment grade	(31.2)	(13.3)	—	—	—	(44.5)
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$(31.6)	$(13.3)	$—	$—	$—	$(44.9)

Draft    11/3/2010

Invested Asset Summary - MBS - Sub-prime

Mortgage-backed Securities Collateralized by Sub-prime Loans as of September 30, 2010:

(Dollars In Millions)

(Unaudited)

	2006 and
	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$0.3	$—	$—	$—	$—	$0.3
AA	2.1	—	—	—	—	2.1
BBB	2.2	—	—	—	—	2.2
Below investment grade	17.0	15.2	—	—	—	32.2
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$21.6	$15.2	$—	$—	$—	$36.8

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$—	$—	$—	$—	$—	$—
AA	(0.2)	—	—	—	—	(0.2)
BBB	(0.5)	—	—	—	—	(0.5)
Below investment grade	(6.4)	(19.4)	—	—	—	(25.8)
Total mortgage-backed securities collateralized by sub-prime mortgage loans	$(7.1)	$(19.4)	$—	$—	$—	$(26.5)

Draft    11/3/2010

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of September 30, 2010:

(Dollars In Millions)

(Unaudited)

	2006 and
	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$1,062.6	$7.4	$—	$4.0	$89.0	$1,163.0
AA	169.8	—	—	—	—	169.8
A	10.0	5.8	—	—	—	15.8
BBB	181.5	—	—	—	—	181.5
Below investment grade	1,126.8	256.3	—	—	—	1,383.1
Total mortgage-backed securities collateralized by prime loans	$2,550.7	$269.5	$—	$4.0	$89.0	$2,913.2

Includes $887.4 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$64.0	$0.5	$—	$—	$0.5	$65.0
AA	2.7	—	—	—	—	2.7
A	0.5	0.3	—	—	—	0.8
BBB	0.5	—	—	—	—	0.5
Below investment grade	(95.3)	(25.1)	—	—	—	(120.4)
Total mortgage-backed securities collateralized by prime loans	$(27.6)	$(24.3)	$—	$—	$0.5	$(51.4)

Draft    11/3/2010

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of September 30, 2010:

(Dollars In Millions)

(Unaudited)

	2006 and
	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$200.5	$—	$47.6	$—	$58.2	$306.3
AA	2.8	—	—	—	3.1	5.9
Total commercial mortgage-backed securities	$203.3	$—	$47.6	$—	$61.3	$312.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$8.5	$—	$3.5	$—	$2.4	$14.4
AA	—	—	—	—	—	—
Total commercial mortgage-backed securities	$8.5	$—	$3.5	$—	$2.4	$14.4

Draft    11/3/2010

Invested Asset Summary - ABS*

Other Asset-backed Securities* as of September 30, 2010:

(Dollars In Millions)

(Unaudited)

	2006 and
	Prior	2007	2008	2009	2010	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$638.8	$154.3	$5.5	$—	$25.0	$823.6
AA	32.4	—	—	—	—	32.4
A	6.3	—	—	—	—	6.3
BBB	5.9	0.4	—	—	—	6.3
Below investment grade	0.5	8.1	—	—	—	8.6
Total other asset-backed securities	$683.9	$162.8	$5.5	$—	$25.0	$877.2

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(32.6)	$(20.9)	$—	$—	$—	$(53.5)
AA	2.8	—	—	—	—	2.8
A	0.3	—	—	—	—	0.3
BBB	(1.1)	—	—	—	—	(1.1)
Below investment grade	(0.2)	(13.8)	—	—	—	(14.0)
Total other asset-backed securities	$(30.8)	$(34.7)	$—	$—	$—	$(65.5)

*  Excludes Residential and Commercial mortgage-backed securities

Draft    11/3/2010

Invested Asset Summary - Other

(Dollars In Millions)

(Unaudited)

(Excludes Modco portfolio)

Hybrid / Preferred Securities as of September 30, 2010	GAAP Amortized Cost	Market Value	Unrealized Gain / (Loss)

Domestic Exposure
Tier 1	$964.6	$952.8	$(11.8)
Preferred Stock	157.1	160.5	3.4
Total Domestic Exposure	$1,121.7	$1,113.3	$(8.4)

European Exposure
Upper Tier 2	$53.2	$62.9	$9.7
Tier 1	183.0	172.0	(11.0)
Preferred Stock	64.4	70.1	5.7
Total European Exposure	$300.6	$305.0	$4.4

Other Foreign Exposure
Tier 1	$65.2	$67.0	$1.8
Preferred Stock	0.1	0.1	—
Total Other Foreign Exposure	$65.3	$67.1	$1.8

Total Domestic, European and Other Exposure
Upper Tier 2	$53.2	$62.9	$9.7
Tier 1	1,212.8	1,191.8	(21.0)
Preferred Stock	221.6	230.7	9.1
Total Domestic, European and Other Exposure	$1,487.6	$1,485.4	$(2.2)

Draft    11/3/2010

Life Marketing Quarterly Trends

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$379,823	$412,468	$373,390	$407,900	$379,745	$1,152,676	$1,161,035
Reinsurance Ceded	(202,708)	(260,829)	(176,752)	(227,543)	(190,877)	(650,874)	(595,172)
Net Premiums and Policy Fees	177,115	151,639	196,638	180,357	188,868	501,802	565,863
Net investment income	89,035	88,713	91,144	94,763	96,977	273,395	282,884
Other income	19,587	21,262	21,222	23,008	24,141	59,585	68,371
Total Revenues	285,737	261,614	309,004	298,128	309,986	834,782	917,118

BENEFITS & EXPENSES
Benefits and settlement expenses	215,567	182,294	220,556	217,032	260,177	600,078	697,765
Amortization of deferred policy acquisition costs and value of businesses acquired	40,142	34,851	34,078	30,892	1,172	109,274	66,142
Other operating expenses	3,484	12,876	13,692	14,449	17,769	19,197	45,910
Total Benefits and Expenses	259,193	230,021	268,326	262,373	279,118	728,549	809,817

INCOME BEFORE INCOME TAX	$26,544	$31,593	$40,678	$35,755	$30,868	$106,233	$107,301

Life Marketing Key Data

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

SALES BY PRODUCT
Traditional	$25,589	$22,090	$20,764	$17,627	$8,291	$74,842	$46,682
Universal life	15,383	21,027	21,267	23,951	30,427	40,998	75,645
Variable universal life	912	1,235	936	1,334	1,113	2,408	3,383
Total	$41,884	$44,352	$42,967	$42,912	$39,831	$118,248	$125,710

SALES BY DISTRIBUTION
Brokerage general agents	$26,301	$27,833	$26,351	$26,654	$24,033	$73,548	$77,038
Independent agents	6,923	6,478	6,691	6,254	5,369	21,287	18,314
Stockbrokers/banks	7,753	8,696	8,971	8,031	8,425	21,435	25,427
BOLI/other	907	1,345	954	1,973	2,004	1,978	4,931
Total	$41,884	$44,352	$42,967	$42,912	$39,831	$118,248	$125,710

Draft    11/3/2010

Annuities Quarterly Trends

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$7,416	$8,176	$8,775	$9,800	$11,086	$25,807	$29,661
Reinsurance Ceded	(29)	(39)	(37)	(38)	(41)	(113)	(116)
Net Premiums and Policy Fees	7,387	8,137	8,738	9,762	11,045	25,694	29,545
Net investment income	113,272	115,255	116,197	118,719	122,662	324,842	357,578
RIGL - Derivatives	(28,864)	19,003	9,549	(49,417)	(4,248)	3,617	(44,116)
RIGL - All Other Investments	(482)	717	102	(524)	3,610	(6,005)	3,188
Other income	4,737	5,264	5,994	6,935	8,060	12,332	20,989
Total Revenues	96,050	148,376	140,580	85,475	141,129	360,480	367,184

BENEFITS & EXPENSES
Benefits and settlement expenses	96,118	90,165	94,241	114,534	98,023	260,685	306,798
Amortization of deferred policy acquisition costs and value of businesses acquired	(20,176)	30,451	19,671	(37,549)	8,616	51,477	(9,262)
Other operating expenses	6,855	7,396	8,450	9,003	8,789	18,898	26,242
Total Benefits and Expenses	82,797	128,012	122,362	85,988	115,428	331,060	323,778

INCOME (LOSS) BEFORE INCOME TAX	13,253	20,364	18,218	(513)	25,701	29,420	43,406

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(28,864)	19,003	9,549	(49,417)	(4,248)	3,617	(44,116)
Add back: Derivative gains related to annuities	(28,864)	19,003	9,549	(49,417)	(4,248)	3,617	(44,116)
Less: RIGL - All Other Investments	(482)	717	102	(524)	3,610	(6,005)	3,188
Add back: Related amortization of deferred acquisition costs	2,340	—	71	594	613	1,570	1,278

PRE-TAX OPERATING INCOME	$16,075	$19,647	$18,187	$605	$22,704	$36,995	$41,496

Annuities Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

SALES
Variable Annuity	$194,430	$285,454	$349,936	$412,789	$436,350	$510,792	$1,199,075
Immediate Annuity	20,497	11,886	9,347	13,270	20,949	64,458	43,566
Single Premium Deferred Annuity	165,990	202,483	183,828	261,673	194,919	581,332	640,420
Market Value Adjusted Annuity	71,447	22,409	24,713	50,057	24,951	338,881	99,721
Equity Indexed Annuity	212	233	141	299	66	3,528	506
Total	$452,576	$522,465	$567,965	$738,088	$677,235	$1,498,991	$1,983,288

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$285	$11,607	$11,710	$(7,762)	$8,792	$9,674	$12,740
Fixed Annuity	15,790	8,040	6,477	8,367	13,912	27,321	28,756
Total	$16,075	$19,647	$18,187	$605	$22,704	$36,995	$41,496

DEPOSIT BALANCE
VA Fixed Annuity	$240,899	$291,733	$332,711	$382,064	$433,120
VA Separate Account Annuity	2,554,411	2,808,123	3,164,958	3,177,824	3,765,148
Sub-total	2,795,310	3,099,856	3,497,669	3,559,888	4,198,268
Fixed Annuity	7,074,803	7,252,246	7,364,042	7,599,107	7,715,622
Total	$9,870,113	$10,352,102	$10,861,711	$11,158,995	$11,913,890

Draft    11/3/2010

Stable Value Products Quarterly Trends

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

REVENUES
Net investment income	$54,024	$46,938	$46,420	$45,724	$41,100	$174,750	$133,244
RIGL - Derivatives	87	529	360	(696)	26	1,041	(310)
RIGL - All Other Investments	(5,036)	261	1,176	(7,755)	905	(4,528)	(5,674)
Other income	—	—	—	—	—	1,866	—
Total Revenues	49,075	47,728	47,956	37,273	42,031	173,129	127,260

BENEFITS & EXPENSES
Benefits and settlement expenses	37,972	34,792	33,731	32,972	30,442	119,763	97,145
Amortization of deferred policy acquisition costs and value of businesses acquired	893	807	979	882	1,398	2,664	3,259
Other operating expenses	820	898	683	891	921	2,667	2,495
Total Benefits and Expenses	39,685	36,497	35,393	34,745	32,761	125,094	102,899

INCOME BEFORE INCOME TAX	9,390	11,231	12,563	2,528	9,270	48,035	24,361

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	87	529	360	(696)	26	1,041	(310)
Less: RIGL-All Other Investments	(5,036)	261	1,176	(7,755)	905	(4,528)	(5,674)

PRE-TAX OPERATING INCOME	$14,339	$10,441	$11,027	$10,979	$8,339	$51,522	$30,345

Stable Value Products Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

SALES
GIC	$—	$—	$1,000	$6,500	$66,477	$—	$73,977
GFA - Direct Institutional	—	—	150,000	250,000	—	—	400,000
GFA - Registered - Institutional	—	—	—	—	—	—
GFA - Registered - Retail	—	—	—	—	—	—
Total	$—	$—	$151,000	$256,500	$66,477	$—	$473,977

DEPOSIT BALANCE
Quarter End Balance	$3,863,612	$3,581,409	$3,454,186	$3,488,175	$3,105,822
Average Daily Balance	$4,025,344	$3,602,681	$3,494,977	$3,497,115	$3,331,250

OPERATING SPREAD	1.42%	1.16%	1.26%	1.26%	1.00%

Draft    11/3/2010

Asset Protection Quarterly Trends

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$83,020	$85,321	$79,515	$76,984	$75,601	$254,195	$232,100
Reinsurance Ceded	(36,600)	(36,439)	(35,906)	(34,654)	(34,826)	(115,783)	(105,386)
Net Premiums and Policy Fees	46,420	48,882	43,609	42,330	40,775	138,412	126,714
Net investment income	8,038	7,780	7,497	7,316	7,065	25,377	21,878
Other income	15,161	15,719	15,325	18,123	19,916	40,833	53,364
Total Revenues	69,619	72,381	66,431	67,769	67,756	204,622	201,956

BENEFITS & EXPENSES
Benefits and settlement expenses	31,009	32,832	18,756	26,836	28,942	94,482	74,534
Amortization of deferred policy acquisition costs and value of businesses acquired	13,446	13,887	12,775	12,807	12,250	41,233	37,832
Other operating expenses	19,433	19,100	21,907	21,627	21,487	52,240	65,021
Total Benefits and Expenses	63,888	65,819	53,438	61,270	62,679	187,955	177,387

INCOME BEFORE INCOME TAX	5,731	6,562	12,993	6,499	5,077	16,667	24,569
Less: noncontrolling interests	—	—	(74)	(117)	(77)	—	(268)
OPERATING INCOME	$5,731	$6,562	$13,067	$6,616	$5,154	$16,667	$24,837

Asset Protection Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

SALES
Credit insurance	$10,345	$7,830	$7,692	$9,693	$10,099	$27,549	$27,484
Service contracts	64,853	57,507	52,539	65,353	71,384	169,286	189,276
Other products	11,038	8,911	11,459	13,363	15,861	33,920	40,683
Total	$86,236	$74,248	$71,690	$88,409	$97,344	$230,755	$257,443

Draft    11/3/2010

Acquisitions Quarterly Trends

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$175,521	$185,807	$160,721	$178,389	$167,985	$538,681	$507,095
Reinsurance Ceded	(112,325)	(125,558)	(93,134)	(117,492)	(108,296)	(337,414)	(318,922)
Net Premiums and Policy Fees	63,196	60,249	67,587	60,897	59,689	201,267	188,173
Net investment income	118,202	118,485	115,401	116,748	114,045	361,258	346,194
RIGL - Derivatives	(156,504)	(6,818)	(30,063)	(62,593)	(85,352)	(245,282)	(178,008)
RIGL - All Other Investments	163,529	13,026	44,519	61,152	97,784	268,937	203,455
Other income	1,519	1,545	1,273	1,375	2,011	4,514	4,659
Total Revenues	189,942	186,487	198,717	177,579	188,177	590,694	564,473

BENEFITS & EXPENSES
Benefits and settlement expenses	131,786	126,702	133,474	127,554	125,234	406,290	386,262
Amortization of deferred policy acquisition costs and value of businesses acquired	12,427	14,297	13,338	15,602	18,551	44,728	47,491
Other operating expenses	2,523	3,684	6,223	5,408	5,087	11,084	16,718
Total Benefits and Expenses	146,736	144,683	153,035	148,564	148,872	462,102	450,471

INCOME BEFORE INCOME TAX	43,206	41,804	45,682	29,015	39,305	128,592	114,002

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(156,504)	(6,818)	(30,063)	(62,593)	(85,352)	(245,282)	(178,008)
Less: RIGL - All Other Investments	163,529	13,026	44,519	61,152	97,784	268,937	203,455
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired	(3,120)	(3,559)	143	(266)	993	(3,214)	870

PRE-TAX OPERATING INCOME	$33,061	$32,037	$31,369	$30,190	$27,866	$101,723	$89,425

Draft    11/3/2010

Corporate & Other Quarterly Trends

(Dollars In Thousands)

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

REVENUES
Gross Premiums and Policy Fees	$6,717	$6,289	$6,371	$6,168	$5,848	$20,279	$18,387
Reinsurance Ceded	(2)	—	—	(2)	—	(4)	(2)
Net Premiums and Policy Fees	6,715	6,289	6,371	6,166	5,848	20,275	18,385
Net investment income	27,385	25,080	35,338	39,230	47,699	103,163	122,267
RIGL - Derivatives	(10,259)	10,430	(2,918)	(7,182)	(4,460)	39,527	(14,560)
RIGL - All Other Investments	(23,403)	(23,621)	(9,767)	(1,967)	873	(128,638)	(10,861)
Other income	218	134,887	58	9,631	4,062	341	13,751
Total Revenues	656	153,065	29,082	45,878	54,022	34,668	128,982

BENEFITS & EXPENSES
Benefits and settlement expenses	8,766	7,469	6,537	6,443	6,749	22,427	19,729
Amortization of deferred policy acquisition costs and value of businesses acquired	508	439	448	452	399	1,461	1,299
Other operating expenses	47,870	53,943	50,955	47,807	50,098	125,717	148,860
Total Benefits and Expenses	57,144	61,851	57,940	54,702	57,246	149,605	169,888

INCOME (LOSS) BEFORE INCOME TAX	(56,488)	91,214	(28,858)	(8,824)	(3,224)	(114,937)	(40,906)

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(10,259)	10,430	(2,918)	(7,182)	(4,460)	39,527	(14,560)
Less: RIGL-All Other Investments	(23,403)	(23,621)	(9,767)	(1,967)	873	(128,638)	(10,861)
Add back: Derivative gains related to corporate debt and investments	—	—	42	42	42	3,401	126
Less: noncontrolling interests	—	—	1	(10)	—		(9)

PRE-TAX OPERATING INCOME (LOSS)	$(22,826)	$104,405	$(16,132)	$377	$405	$(22,425)	$(15,350)

Draft    11/3/2010

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income, operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax excluding net realized investment gains (losses) (net of the related amortization of deferred policy acquisition costs (“DAC”) and value of businesses acquired (“VOBA”) and participating income from real estate ventures), and the cumulative effect of any change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses), but are considered part of consolidated and segment operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft    11/3/2010

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)

(Unaudited)

	3RD QTR	3RD QTR	9 MOS
	2009	2010	2009	2010

Life Marketing	$26,544	$30,868	$106,233	$107,301
Acquisitions	33,061	27,866	101,723	89,425
Annuities	16,075	22,704	36,995	41,496
Stable Value Products	14,339	8,339	51,522	30,345
Asset Protection	5,731	5,154	16,667	24,837
Corporate & Other	(22,826)	405	(22,425)	(15,350)

Total Pre-tax operating income	72,924	95,336	290,715	278,054

Realized Investment Gains (Losses) - Investments	135,388	101,566	131,411	187,960
Realized Investment Gains (Losses) - Derivatives	(166,676)	(89,828)	(208,116)	(193,004)
Income Tax Expense	(14,051)	(36,626)	(73,533)	(91,412)

Net income available to PLC’s common shareowners	$27,585	$70,448	$140,477	$181,598

Draft    11/3/2010

Reconciliation of Operating Income per Diluted Share to Net Income Available to PLC’s Common Shareowners per Diluted Share

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2009	2009	2010	2010	2010	2009	2010

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.55	$1.51	$0.78	$0.62	$0.71	$2.40	$2.11
RIGL - Derivatives per share-diluted	(1.24)	0.03	(0.24)	(0.52)	(0.67)	(1.71)	(1.43)
RIGL - All Other Investments-diluted	1.01	(0.04)	0.26	0.37	0.76	1.08	1.39
Net income available to PLC’s common shareowners per share-diluted	$0.32	$1.50	$0.80	$0.47	$0.80	$1.77	$2.07

Draft    11/3/2010

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2009	2009	2010	2010	2010

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$26.91	$28.96	$32.96	$36.02	$41.69
Less: Accumulated other comprehensive income (loss)	(4.39)	(3.76)	(0.65)	2.07	7.03
Excluding accumulated other comprehensive income (loss)	$31.30	$32.72	$33.61	$33.95	$34.66

Draft    11/3/2010

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended September 30, 2010

(Dollars In Thousands)

(Unaudited)

	Three Months				Twelve Months
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	9/30/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$131,011	$69,779	$41,371	$70,448	$312,609
Less:
Realized investment gains (losses), net of income tax
Investments	(6,251)	23,420	33,089	67,062	117,320
Derivatives	2,692	(21,204)	(45,806)	(58,361)	(122,679)
Related amortization of DAC and VOBA, net of income tax	2,313	(140)	(212)	(1,044)	917
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	—	27	27	27	81
Operating Income	$132,257	$67,730	$54,327	$62,818	$317,132

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2009	$2,302,799	$(375,472)	$2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
Total			$14,232,547

Average			$2,846,509

Operating Income Return on Average Equity			11.1%

Draft    11/3/2010

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended September 30, 2009

(Dollars In Thousands)

(Unaudited)

	Three Months				Twelve Months
	12/31/2008	3/31/2009	6/30/2009	9/30/2009	9/30/2009
NUMERATOR:
Net income (loss) available to PLC’s common shareowners	$(15,913)	$22,135	$90,757	$27,585	$124,564
Less:
Realized investment gains (losses), net of income tax
Investments	(60,407)	(85,585)	82,439	87,495	23,942
Derivatives	(10,574)	47,675	(72,400)	(108,339)	(143,638)
Related amortization of DAC and VOBA, net of income tax	(632)	(51)	612	507	436
Add back:
Derivative gains related to Corp. debt and investments, net of income tax	1,020	1,455	756	—	3,231
Operating Income	$56,720	$61,551	$80,862	$47,922	$247,055

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2008	$1,524,655	$(928,205)	$2,452,860
December 31, 2008	761,095	(1,667,056)	2,428,151
March 31, 2009	783,178	(1,660,204)	2,443,382
June 30, 2009	1,628,375	(1,031,719)	2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
Total			$12,662,758

Average			$2,532,552

Operating Income Return on Average Equity			9.8%

Draft    11/3/2010

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended September 30, 2010

(Dollars In Thousands)

(Unaudited)

	Three Months				Twelve Months
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	9/30/2010
NUMERATOR:
Net income available to PLC’s common shareowners	$131,011	$69,779	$41,371	$70,448	$312,609

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2009	$2,302,799	$(375,472)	$2,678,271
December 31, 2009	2,478,821	(321,169)	2,799,990
March 31, 2010	2,821,033	(55,716)	2,876,749
June 30, 2010	3,085,599	177,490	2,908,109
September 30, 2010	3,571,392	601,964	2,969,428
Total			$14,232,547

Average			$2,846,509

Net income available to PLC’s common shareowners Return on Average Equity			11.0%

Draft    11/3/2010

Calculation of Net Income (Loss) available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended September 30, 2009

(Dollars In Thousands)

(Unaudited)

	Three Months				Twelve Months
	12/31/2008	3/31/2009	6/30/2009	9/30/2009	9/30/2009
NUMERATOR:
Net income (loss) available to PLC’s common shareowners	$(15,913)	$22,135	$90,757	$27,585	$124,564

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2008	$1,524,655	$(928,205)	$2,452,860
December 31, 2008	761,095	(1,667,056)	2,428,151
March 31, 2009	783,178	(1,660,204)	2,443,382
June 30, 2009	1,628,375	(1,031,719)	2,660,094
September 30, 2009	2,302,799	(375,472)	2,678,271
Total			$12,662,758

Average			$2,532,552

Net income (loss) available to PLC’s common shareowners Return on Average Equity			4.9%